Exhibit 10.6

Certain confidential information contained in this document, marked by [**], has been omitted because

Grayscale Bitcoin Trust (BTC) has determined that the information (i) is not material and (ii) would likely cause competitive harm to Grayscale Bitcoin Trust (BTC)) if publicly disclosed.

FIRST AMENDMENT TO

MARKETING AGENT AGREEMENT

This first amendment (“Amendment”) to the Marketing Agent Agreement (the “Agreement”) dated as of August 18, 2022, by and among Grayscale Investments, LLC, as sponsor of the Grayscale Bitcoin Trust (BTC), a Delaware limited liability company (the “Sponsor”), and Foreside Fund Services, LLC (together, the “Parties”) is effective as of January 15, 2024.

WHEREAS, the Parties desire to amend Exhibit A of the Agreement to reflect an updated compensation structure; and,

WHEREAS, Section 13 of the Agreement requires that all amendments and modifications to the Agreement be in writing and executed by the Parties.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Capitalized terms not otherwise defined herein shall have the meanings set forth in Agreement.

2.	Exhibit A of the Agreement is hereby deleted in its entirety and replaced by Exhibit A attached hereto.

3.	Except as expressly amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein.

4.	This Amendment shall be governed by, and the provisions of this Amendment shall be construed and interpreted under and in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers.

Grayscale Investments, LLC, as sponsor of the Grayscale Bitcoin Trust (BTC)		Foreside Fund Services, LLC

By:	/s/ Hugh Ross	By:	/s/ Teresa Cowan
Name:	Hugh Ross	Name:	Teresa Cowan
Title:	COO	Title:	President
Date:	January 15, 2024	Date:	January 16, 2024

EXHIBIT A

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